Exhibit 99.1
Fabrinet Announces Fourth Quarter and Fiscal Year 2022 Financial Results
•Record Fourth Quarter Revenue of $587.9 Million and Fiscal Year 2022 Revenue of $2.26 Billion
•Record Fourth Quarter GAAP and Non-GAAP Net Income per Share Exceeded Guidance
BANGKOK, Thailand – August 15, 2022 – Fabrinet (NYSE: FN), a leading provider of advanced optical packaging and precision optical, electro-mechanical and electronic manufacturing services to original equipment manufacturers of complex products, today announced its financial results for its fourth quarter and fiscal year ended June 24, 2022.

Seamus Grady, Chief Executive Officer of Fabrinet, said, “We delivered strong fourth quarter results with revenue at the upper end of our guidance range and net income per share that exceeded our guidance. With strong ongoing demand trends, we are optimistic that we can continue to execute well and extend our track record of success in fiscal 2023 and beyond.”
Fourth Quarter Fiscal Year 2022 Financial Highlights
GAAP Results
•Revenue for the fourth quarter of fiscal year 2022 was $587.9 million, compared to $509.6 million for the fourth quarter of fiscal year 2021.
•GAAP net income for the fourth quarter of fiscal year 2022 was $56.2 million, compared to $42.4 million for the fourth quarter of fiscal year 2021.
•GAAP net income per diluted share for the fourth quarter of fiscal year 2022 was $1.51, compared to $1.13 for the fourth quarter of fiscal year 2021.
Non-GAAP Results
•Non-GAAP net income for the fourth quarter of fiscal year 2022 was $62.6 million, compared to $49.4 million for the fourth quarter of fiscal year 2021.
•Non-GAAP net income per diluted share for the fourth quarter of fiscal year 2022 was $1.68, compared to $1.31 for the fourth quarter of fiscal year 2021.
Fiscal Year 2022 Financial Highlights
GAAP Results
•Revenue for fiscal year 2022 was $2.26 billion, compared to $1.88 billion for fiscal year 2021.
•GAAP net income for fiscal year 2022 was $200.4 million, compared to $148.3 million for fiscal year 2021.
•GAAP net income per diluted share for fiscal year 2022 was $5.36, compared to $3.95 for fiscal year 2021.

Non-GAAP Results

•Non-GAAP net income for fiscal year 2022 was $229.2 million, compared to $175.5 million for fiscal year 2021.
•Non-GAAP net income per diluted share for fiscal year 2022 was $6.13, compared to $4.67 for fiscal year 2021.

Share Repurchase Program Expanded
Fabrinet also announced that its Board of Directors has approved the repurchase of up to an additional $78.7 million of Fabrinet’s ordinary shares, bringing the aggregate authorization under Fabrinet’s existing share repurchase program to $247.2 million, with $100.0 million currently remaining.

Business Outlook
Based on information available as of August 15, 2022, Fabrinet is issuing guidance for its first quarter of fiscal year 2023, a 14-week quarter ending September 30, 2022, as follows:
•Fabrinet expects first quarter revenue to be in the range of $620 million to $640 million.
•GAAP net income per diluted share is expected to be in the range of $1.51 to $1.58, based on approximately 37.6 million fully diluted shares outstanding.
•Non-GAAP net income per diluted share is expected to be in the range of $1.72 to $1.79, based on approximately 37.6 million fully diluted shares outstanding.
Conference Call Information

What:	Fabrinet Fourth Quarter Fiscal Year 2022 Financial Results Call
When:	August 15, 2022
Time:	5:00 p.m. ET
Live Call and Replay:	https://investor.fabrinet.com/events-and-presentations/events
A recorded version of this webcast will be available approximately two hours after the call and accessible at http://investor.fabrinet.com. The webcast will be archived on Fabrinet’s website for a period of one year.
About Fabrinet
Fabrinet is a leading provider of advanced optical packaging and precision optical, electro-mechanical, and electronic manufacturing services to original equipment manufacturers of complex products, such as optical communication components, modules and subsystems, automotive components, medical devices, industrial lasers and sensors. Fabrinet offers a broad range of advanced optical and electro-mechanical capabilities across the entire manufacturing process, including process design and engineering, supply chain management, manufacturing, advanced packaging, integration, final assembly and testing. Fabrinet focuses on production of high complexity products in any mix and any volume. Fabrinet maintains engineering and manufacturing resources and facilities in Thailand, the United States of America, the People’s Republic of China, Israel and the
United Kingdom. For more information visit: www.fabrinet.com.
Forward-Looking Statements
“Safe Harbor” Statement Under U.S. Private Securities Litigation Reform Act of 1995
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include: (1) our optimism about our ability to extend our track record of success in fiscal 2023 and beyond; and (2) all of the statements under the “Business Outlook” section regarding our expected revenue, GAAP and non-GAAP net income per share, and fully diluted shares outstanding for the first quarter of fiscal year 2023. These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the effects of the COVID-19 pandemic on our business, particularly the possibility of (1) the growing global economic downturn, (2) extended shutdowns at any of our manufacturing facilities, especially if the pandemic intensifies or returns in various geographic areas, (3) continued disruption to our supply chain, which could increase our costs and affect our ability to procure parts and materials, especially if the pandemic intensifies or returns in various geographic areas, and (4) regional downward demand adjustments from our customers, particularly those in areas affected by the pandemic; less customer demand for our products and services than forecasted; less growth in the optical communications, industrial lasers and sensors markets than we forecast; difficulties expanding into additional markets, such as the semiconductor processing, biotechnology, metrology and materials processing markets; increased competition in the optical manufacturing services markets; difficulties in delivering products and services that compete effectively from a price and performance perspective; our reliance on a small number of customers and suppliers; difficulties in managing our operating costs; difficulties in managing and operating our business across multiple countries (including Thailand, the People’s Republic of China, Israel, the U.S. and the U.K.); and other important factors as described in reports and documents we file from time to time with the Securities and Exchange Commission (SEC), including the factors described under the section captioned “Risk Factors” in our Quarterly Report on Form 10-Q filed with the SEC on May 3, 2022. We disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

Use of Non-GAAP Financials
We refer to the non-GAAP financial measures cited above in making operating decisions because they provide meaningful supplemental information regarding our ongoing operational performance. Non-GAAP net income excludes: share-based compensation expenses; depreciation of fair value uplift; amortization of intangibles; severance payment and others; other expenses in relation to reduction in workforce; and amortization of deferred debt issuance costs. We have excluded these items in order to enhance investors’ understanding of our underlying operations. The use of these non-GAAP financial measures has material limitations because they should not be used to evaluate our company without reference to their corresponding GAAP financial measures. As such, we compensate for these material limitations by using these non-GAAP financial measures in conjunction with GAAP financial measures.
These non-GAAP financial measures are used to: (1) measure company performance against historical results, (2) facilitate comparisons to our competitors’ operating results, and (3) allow greater transparency with respect to information used by management in making financial and operational decisions. In addition, these non-GAAP financial measures are used to measure company performance for the purposes of determining employee incentive plan compensation.
Investor Contact:
Garo Toomajanian
ir@fabrinet.com

FABRINET
CONSOLIDATED BALANCE SHEETS

(in thousands of U.S. dollars, except share data and par value)	June 24, 2022	June 25, 2021
Assets
Current assets
Cash and cash equivalents	$197,996	$302,969
Short-term restricted cash	220	—
Short-term investments	280,157	244,963
Trade accounts receivable, net of allowance for doubtful accounts of $1,271 and $100, respectively	439,330	336,547
Contract assets	13,464	11,878
Inventories	557,145	422,133
Prepaid expenses	11,626	11,398
Other current assets	25,233	22,619
Total current assets	1,525,171	1,352,507
Non-current assets
Long-term restricted cash	149	154
Property, plant and equipment, net	292,277	241,129
Intangibles, net	3,508	4,371
Operating right-of-use assets	4,084	6,699
Deferred tax assets	9,800	9,428
Other non-current assets	652	1,834
Total non-current assets	310,470	263,615
Total Assets	$1,835,641	$1,616,122
Liabilities and Shareholders’ Equity
Current liabilities
Long-term borrowings, current portion, net	$12,156	$12,156
Trade accounts payable	439,684	346,555
Fixed assets payable	9,085	19,206
Contract liabilities	1,982	1,680
Capital lease liability, current portion	10	—
Operating lease liabilities, current portion	2,319	2,593
Income tax payable	2,898	3,612
Accrued payroll, bonus and related expenses	20,374	20,464
Accrued expenses	24,758	17,134
Other payables	25,221	20,958
Total current liabilities	538,487	444,358
Non-current liabilities
Long-term borrowings, non-current portion, net	15,202	27,358
Deferred tax liability	6,001	5,107
Capital lease liability, non-current portion	75	—
Operating lease liabilities, non-current portion	1,476	3,850
Severance liabilities	18,384	19,485
Other non-current liabilities	2,334	3,444
Total non-current liabilities	43,472	59,244
Total Liabilities	581,959	503,602
Commitments and contingencies
Shareholders’ equity
Preferred shares (5,000,000 shares authorized, $0.01 par value; no shares issued and outstanding as of June 24, 2022 and June 25, 2021)	—	—
Ordinary shares (500,000,000 shares authorized, $0.01 par value; 39,048,700 shares and 38,749,045 shares issued as of June 24, 2022 and June 25, 2021, respectively; and 36,436,683 shares and 36,765,456 shares outstanding as of June 24, 2022 and June 25, 2021, respectively)	390	388
Additional paid-in capital	196,667	189,445
Less: Treasury shares (2,612,017 shares and 1,983,589 shares as of June 24, 2022 and June 25, 2021, respectively)	(147,258)	(87,343)
Accumulated other comprehensive loss	(12,793)	(6,266)
Retained earnings	1,216,676	1,016,296
Total Shareholders’ Equity	1,253,682	1,112,520
Total Liabilities and Shareholders’ Equity	$1,835,641	$1,616,122

FABRINET
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

	Three Months Ended		Year Ended
(in thousands of U.S. dollars, except per share data)	June 24, 2022	June 25, 2021	June 24, 2022	June 25, 2021
Revenues	$587,874	$509,567	$2,262,224	$1,879,350
Cost of revenues	(512,941)	(448,483)	(1,983,630)	(1,657,987)
Gross profit	74,933	61,084	278,594	221,363
Selling, general and administrative expenses	(18,529)	(17,489)	(73,941)	(70,567)
Expenses related to reduction in workforce	—	—	(135)	(43)
Operating income	56,404	43,595	204,518	150,753
Interest income	735	627	2,205	3,783
Interest expense	(85)	(302)	(432)	(1,100)
Foreign exchange gain (loss), net	1,304	284	2,302	508
Other income (expense), net	(276)	(3,863)	(1,627)	(3,460)
Income before income taxes	58,082	40,341	206,966	150,484
Income tax expense	(1,893)	2,072	(6,586)	(2,143)
Net income	56,189	42,413	200,380	148,341
Other comprehensive income (loss), net of tax:
Change in net unrealized gain (loss) on available-for-sale securities	(2,711)	(245)	(6,326)	(1,182)
Change in net unrealized gain (loss) on derivative instruments	(3,321)	717	(578)	(5,106)
Change in net retirement benefits plan – prior service cost	174	163	622	584
Change in foreign currency translation adjustment	(47)	38	(245)	585
Total other comprehensive income (loss), net of tax	(5,905)	673	(6,527)	(5,119)
Net comprehensive income	$50,284	$43,086	$193,853	$143,222
Earnings per share
Basic	$1.53	$1.15	$5.43	$4.02
Diluted	$1.51	$1.13	$5.36	$3.95
Weighted-average number of ordinary shares outstanding (thousands of shares)
Basic	36,668	36,857	36,876	36,872
Diluted	37,222	37,676	37,394	37,555

FABRINET
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended
(in thousands of U.S. dollars)	June 24, 2022	June 25, 2021
Cash flows from operating activities
Net income for the period	$200,380	$148,341
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	38,738	36,252
Gain on disposal of property, plant and equipment	(101)	13
Gain from sales and maturities of available-for-sale securities	13	(187)
Amortization of discount (premium) of short-term investment	3,691	2,093
Amortization of deferred debt issuance costs	32	32
(Reversal of) allowance for doubtful accounts	1,171	(343)
Unrealized gain on exchange rate and fair value of foreign currency forward contracts	(2,832)	(859)
Amortization of fair value at hedge inception of interest rate swaps	(937)	(1,299)
Share-based compensation	28,048	25,462
Deferred income tax	(191)	(3,473)
Other non-cash expenses	1,390	(450)
Changes in operating assets and liabilities
Trade accounts receivable	(103,970)	(63,810)
Contract assets	(1,586)	1,378
Inventories	(135,011)	(112,349)
Other current assets and non-current assets	(6,425)	(10,753)
Trade accounts payable	93,499	96,312
Contract liabilities	302	124
Income tax payable	(761)	1,353
Severance liabilities	1,033	3,181
Other current liabilities and non-current liabilities	7,763	1,139
Net cash provided by operating activities	124,246	122,157
Cash flows from investing activities
Purchase of short-term investments	(198,318)	(244,330)
Proceeds from sales of short-term investments	19,463	79,439
Proceeds from maturities of short-term investments	133,632	179,532
Funds repayment from customer to support transfer of manufacturing operations	—	24,310
Purchase of property, plant and equipment	(89,588)	(46,060)
Purchase of intangibles	(995)	(1,915)
Proceeds from disposal of property, plant and equipment	263	90
Net cash used in investing activities	(135,543)	(8,934)
Cash flows from financing activities
Repayment of long-term borrowings	(12,188)	(12,188)
Repayment of finance lease liabilities	(7)	(100)
Repurchase of ordinary shares	(59,915)	(18,842)
Withholding tax related to net share settlement of restricted share units	(20,824)	(11,624)
Net cash used in financing activities	(92,934)	(42,754)
Net increase (decrease) in cash, cash equivalents and restricted cash	$(104,231)	$70,469
Movement in cash, cash equivalents and restricted cash
Cash, cash equivalents and restricted cash at the beginning of period	$303,123	$232,832
Increase (decrease) in cash, cash equivalents and restricted cash	(104,231)	70,469
Effect of exchange rate on cash, cash equivalents and restricted cash	(527)	(178)
Cash, cash equivalents and restricted cash at the end of period	$198,365	$303,123
Non-cash investing and financing activities
Construction, software and equipment-related payables	$9,085	$19,206

FABRINET
CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

	Year Ended
Supplemental disclosures	June 24, 2022	June 25, 2021
Cash paid for
Interest	$2,244	$2,438
Taxes	$9,296	$7,945
Cash received for interest	$1,603	$4,445
Non-cash investing and financing activities
Construction, software and equipment related payables	$9,085	$19,206

The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the consolidated balance sheets that sum to the total of the same amounts shown in the consolidated statements of cash flows:

	As of
(amount in thousands)	June 24, 2022	June 25, 2021
Cash and cash equivalents	$197,996	$302,969
Restricted cash	369	154
Cash, cash equivalents and restricted cash	$198,365	$303,123

FABRINET
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

	Three Months Ended				Year Ended
	June 24, 2022		June 25, 2021		June 24, 2022		June 25, 2021
(in thousands of U.S. dollars, except share data)	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS
GAAP measures	$56,189	$1.51	$42,413	$1.13	$200,380	$5.36	$148,341	$3.95
Items reconciling GAAP net income & EPS to non-GAAP net income & EPS:
Related to cost of revenues:
Share-based compensation expenses	1,388	0.04	1,380	0.04	5,967	0.16	6,185	0.16
Depreciation of fair value uplift	—	—	91	0.00	92	0.00	347	0.01
Total related to gross profit	1,388	0.04	1,471	0.04	6,059	0.16	6,532	0.17
Related to selling, general and administrative expenses:
Share-based compensation expenses	4,959	0.13	5,340	0.14	22,081	0.59	19,277	0.52
Amortization of intangibles	94	0.00	124	0.00	422	0.01	506	0.01
Severance payment and others	—	—	—	—	105	0.00	755	0.02
Total related to selling, general and administrative expenses	5,053	0.13	5,464	0.14	22,608	0.60	20,538	0.55
Related to other incomes and other expenses:
Other expenses in relation to reduction in workforce	—	—	—	—	135	0.01	43	0.00
Amortization of deferred debt issuance costs	8	0.00	8	0.00	32	0.00	32	0.00
Total related to other incomes and other expenses	8	0.00	8	0.00	167	0.01	75	0.00
Total related to net income & EPS	6,449	0.17	6,943	0.18	28,834	0.77	27,145	0.72
Non-GAAP measures	$62,638	$1.68	$49,356	$1.31	$229,214	$6.13	$175,486	$4.67
Shares used in computing diluted net income per share
GAAP diluted shares		37,222		37,676		37,394		37,555
Non-GAAP diluted shares		37,222		37,676		37,394		37,555

FABRINET
RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW

(amount in thousands)	Three Months Ended		Year Ended
	June 24, 2022	June 25, 2021	June 24, 2022	June 25, 2021
Net cash provided by operating activities	$16,349	$42,841	$124,246	$122,157
Less: Purchase of property, plant and equipment	(14,261)	(12,791)	(89,588)	(46,060)
Non-GAAP free cash flow	$2,088	$30,050	$34,658	$76,097

FABRINET
GUIDANCE FOR QUARTER ENDING SEPTEMBER 30, 2022
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

Diluted EPS
GAAP net income per diluted share:	$1.51 to $1.58
Related to cost of revenues:
Share-based compensation expenses	0.06
Total related to gross profit	0.06
Related to selling, general and administrative expenses:
Share-based compensation expenses	0.15
Total related to selling, general and administrative expenses	0.15
Total related to net income & EPS	0.21
Non-GAAP net income per diluted share	$1.72 to $1.79